UNITED STATES
SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934

Date of Report (Date of Earliest Event Reported):  July 16, 2015

VENTAS, INC.

(Exact Name of Registrant as Specified in Its Charter)

Delaware	1-10989	61-1055020
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

353 N. Clark Street, Suite 3300, Chicago, Illinois	60654
(Address of Principal Executive Offices)	(Zip Code)

Registrant’s Telephone Number, Including Area Code:  (877) 483-6827

Not Applicable
Former Name or Former Address, if Changed Since Last Report

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the Registrant under any of the following provisions:

☐            Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐            Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐            Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐            Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Item 8.01.                                        Other Events.

On July 16, 2015, Ventas Realty, Limited Partnership (the “Issuer”), a wholly owned subsidiary of Ventas, Inc. (the “Company”), issued and sold $500 million aggregate principal amount of its 4.125% Senior Notes due 2026 (the “Notes”) in a registered public offering pursuant to a Registration Statement on Form S-3 (File No. 333- 202586) filed under the Securities Act of 1933, as amended, which Registration Statement became automatically effective on March 6, 2015.  The Notes were sold pursuant to an Underwriting Agreement dated July 9, 2015 (the “Underwriting Agreement”) among the Issuer, the Company, and the underwriters named therein.

The Notes were issued under the Indenture dated as of July 16, 2015 (the “Base Indenture”), as amended by the First Supplemental Indenture dated as of July 16, 2015 (the “First Supplemental Indenture”), among the Issuer, the Company and U.S. Bank National Association, as trustee.

Copies of the Underwriting Agreement, the Base Indenture and the First Supplemental Indenture are filed herewith as Exhibits 1.1, 4.1 and 4.2, respectively.

Item 9.01.                                        Financial Statements and Exhibits.

(a)                                 Financial Statements of Businesses Acquired.

Not applicable.

(b)                                 Pro Forma Financial Information.

Not applicable.

(c)                                  Shell Company Transactions.

Not applicable.

(d)                                 Exhibits:

Exhibit Number	Description
1.1	Underwriting Agreement dated July 9, 2015 among Ventas, Inc., Ventas Realty, Limited Partnership and the Underwriters named therein relating to the 4.125% Senior Notes due 2026.

4.1	Indenture dated as of July 16, 2015 by and among Ventas, Inc., Ventas Realty, Limited Partnership, the Guarantors named therein and U.S. Bank National Association, as Trustee.

4.2

First Supplemental Indenture dated as of July 16, 2015 by and among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 4.125% Senior Notes due 2026.

5.1	Opinion of Sidley Austin LLP regarding the 4.125% Senior Notes due 2026.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned thereunto duly authorized.

VENTAS, INC.

Date: July 16, 2015	By:	/s/ Kristen M. Benson
	Name:	Kristen M. Benson
	Title:	Senior Vice President, Associate General
Counsel and Corporate Secretary

EXHIBIT INDEX

Exhibit Number	Description
1.1	Underwriting Agreement dated July 9, 2015 among Ventas, Inc., Ventas Realty, Limited Partnership and the Underwriters named therein relating to the 4.125% Senior Notes due 2026.

4.1	Indenture dated as of July 16, 2015 by and among Ventas, Inc., Ventas Realty, Limited Partnership, the Guarantors named therein and U.S. Bank National Association, as Trustee.

4.2

First Supplemental Indenture dated as of July 16, 2015 by and among Ventas Realty, Limited Partnership, as Issuer, Ventas, Inc., as Guarantor, and U.S. Bank National Association, as Trustee, relating to the 4.125% Senior Notes due 2026.

5.1	Opinion of Sidley Austin LLP regarding the 4.125% Senior Notes due 2026.

23.1	Consent of Sidley Austin LLP (included in Exhibit 5.1).